UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2007

                       SECURED DIGITAL APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    0-25658                 84-1357927
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                  Identification Number)

      230 Park Avenue, 10th Floor
           New York, New York                                  10169
(Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 551-1747
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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

Item 1.01       Entry into a Material Definitive Agreement.

         On October 27, 2007, Secured Digital Applications, Inc. (the "Company") entered into a Supply Agreement (the "Supply Agreement") with Collier Consulting Inc. of Memphis, Tennessee, USA ("Collier") pursuant to which the Company agreed to sell to Collier and Collier agreed to purchase from the Company units of the Company's EyStar SOS-01 GPS Personal and Vehicle Tracker (the "Product") for a total purchase price of $16,000,000. The Supply Agreement provides that Collier will satisfy its aggregate purchase obligation in increments over a period of 10 months following the execution date of the Supply Agreement upon a mutually agreeable time frame. Pursuant to the terms of the Supply Agreement, the Company will assist Collier in promoting the Product and in obtaining any necessary governmental approvals related to the Product or the Supply Agreement. The Company will also provide technical support, training and integration services to Collier, to the extent requested. In addition, Collier agreed not to (a) solicit any of the Company's employees or independent contractors during the term of the agreement and for a period of two years thereafter and (b) sell the Product to any individual, corporation, entity, agency or other party residing outside the United States or to any individual, corporation, entity, agency or other party for sale, distribution, transfer, export or other disposition outside the United States. The Supply Agreement contains certain other provisions which are customary for agreements of this nature, such as payment terms, shipment terms, warranties, indemnities and limitations on liability.

         The foregoing summary of the Supply Agreement is qualified in its entirety by reference to the complete text of the Supply Agreement, a copy of which is filed herewith and incorporated herein by reference.

         The Company believes that it would suffer substantial competitive harm if the number of units and price per unit of the Product were made public. Accordingly, the Company has deleted such information from the attached Exhibit 10.1, submitted a request for confidential treatment for such confidential portions of the Supply Agreement to the Securities and Exchange Commission (the "SEC"), and filed such confidential portions thereof with the SEC simultaneously with the filing of this Current Report on Form 8-K.

Item 8.01         Other Events.

         On October 30, 2007, the Company issued a press release announcing that it entered into the Supply Agreement. A copy of the press release is furnished herewith and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.     Identification of Exhibits
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

  10.1 Supply Agreement between Secured Digital Applications, Inc. and Collier Consulting Inc. dated as of October 27, 2007*
  99.1          Press Release

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* As indicated elsewhere herein, portions of Exhibit 10.1 have been omitted pursuant to a request for confidential treatment.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SECURED DIGITAL APPLICATIONS, INC.


Date: November 1, 2007        By:  /s/ Patrick Soon-Hock Lim
                                   ---------------------------------------------
                                   Patrick Soon-Hock Lim
                                   Chairman & Chief Executive Officer